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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ___________________



                                  FORM 8-K/A


   AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Earliest Event Reported
                                August 29, 2000


                                  eBenX, Inc.
            (Exact name of registrant as specified in its charter)



                                   MINNESOTA
        (State or other jurisdiction of incorporation of organization)



             0-28365                                     41-1758843
      (Commission File Number)             (IRS Employer Identification Number)



     605 North Highway 169 Suite LL
        Minneapolis, Minnesota                            55441-6465
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (763) 614-2000

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The undersigned Registrant, eBenX, Inc. ("the Company"), hereby amends the following item of its Current Report on Form 8-K filed September 14, 2000. The September 14, 2000 filing of the Current Report on Form 8-K described the acquisition of Arbor Administrative Services, Inc. ("Arbor") pursuant to an agreement dated as of August 28, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   FINANCIAL STATEMENTS

         The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A:

         (1) Consolidated Financial Statements of Arbor Associates, Inc. as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and Independent Auditors' Report;

         (2) Unaudited Condensed Consolidated Balance Sheet of Arbor Administrative Services, Inc. as of June 30, 2000;

         (3) Unaudited Condensed Consolidated Statements of Operations of Arbor Administrative Services, Inc. for the six-month periods ended June 30, 2000 and 1999;

         (4) Unaudited Condensed Consolidated Statements of Cash Flows of Arbor Administrative Services, Inc. for the six-month periods ended June 30, 2000 and 1999.

         (5)   Notes to the Unaudited Condensed Consolidated Financial
               Statements.

         (b)   PRO FORMA FINANCIAL INFORMATION

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

         (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000;

         (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999;

         (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2000;

         (5) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

         (c)   EXHIBITS

               23.1  Consent of Deloitte & Touche LLP
               99.1  Financial Statements of Arbor Associates, Inc.
               99.2 Unaudited Pro Forma Condensed Consolidated Financial Information

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    EBENX, INC.
                                                    Registrant

Date: November 20, 2000                By /s/ Scott P. Halstead
                                         --------------------------------------
                                                  Scott P. Halstead
                                          Chief Financial Officer and Secretary

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